POWER OF ATTORNEY


               KNOW ALL PERSONS BY THESE PRESENTS, that Natalie Schlass constitutes and appoints Irwin Schlass as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, to execute any and all documents or instruments and take any and all other actions as he shall deem appropriate in connection with any matter relating to the filing of a Schedule 13D with the United States Securities and Exchange Commission in connection with the common stock of IndeNet, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

               The undersigned agrees to hold the attorney-in-fact free and harmless from any and all loss, claim, damage or other liability which she may sustain as a result of any action taken in good faith hereunder.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 11, 1998.


                                            /s/ Natalie Schlass
                                            -------------------
                                            Natalie Schlass


STATE of New York     |
                      | ss.:
COUNTY of New York    |



         BE IT KNOWN, That on the 11th day of June, 1998 before me, Gloria Goldenberg personally came and appeared Natalie Schlass, to me known, and known to me to be the individual described in, and who executed the foregoing Power of Attorney, and she acknowledged to me that she executed same.



                                         /s/ Gloria Goldenberg
                                         ---------------------

[SEAL]

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that Jack Schleifer constitutes and appoints Irwin Schlass as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, to execute any and all documents or instruments and take any and all other actions as he shall deem appropriate in connection with any matter relating to the filing of a Schedule 13D with the United States Securities and Exchange Commission in connection with the common stock of IndeNet, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         The undersigned agrees to hold the attorney-in-fact free and harmless from any and all loss, claim, damage or other liability which she may sustain as a result of any action taken in good faith hereunder.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 4, 1998.


                                            /s/ Jack Schleifer
                                            ------------------
                                            Jack Schleifer


STATE of New York     |
                      | ss.:
COUNTY of New York    |



         BE IT KNOWN, That on the 4th day of June, 1998 before me, Ira M. Belfer personally came and appeared Jack Schleifer, to me known, and known to me to be the individual described in, and who executed the foregoing Power of Attorney, and she acknowledged to me that she executed same.


                                          /s/ Ira M. Belfer
                                          -----------------

[SEAL]

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that Marjorie Raphael constitutes and appoints Stephen Raphael as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, to execute any and all documents or instruments and take any and all other actions as he shall deem appropriate in connection with any matter relating to the filing of a Schedule 13D with the United States Securities and Exchange Commission in connection with the common stock of
IndeNet, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         The undersigned agrees to hold the attorney-in-fact free and harmless from any and all loss, claim, damage or other liability which she may sustain as a result of any action taken in good faith hereunder.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 11, 1998.


                                                   /s/ Marjorie Raphael
                                                   --------------------
                                                   Marjorie Raphael

STATE of New York |
                  | ss.:
COUNTY of Nassau  |

         BE IT KNOWN, That on the 11th day of June, 1998 before me, Herbert Roy Zucker personally came and appeared Marjorie Raphael, to me known, and known to me to be the individual described in, and who executed the foregoing Power of Attorney, and she acknowledged to me that she executed same.



                                                /s/ Herbert Roy Zucker
                                                ----------------------

[SEAL]

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that Lucille Raphael, individually and in her capacity as custodian for the account of her minor grandaughter Franchesca Adriana Alonso, constitutes and appoints Stephen Raphael as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, to execute any and all documents or instruments and take any and all other actions as he shall deem appropriate in connection with any matter relating to the filing of a Schedule 13D with the United States Securities and Exchange Commission in connection with the common stock of IndeNet, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         The undersigned agrees to hold the attorney-in-fact free and harmless from any and all loss, claim, damage or other liability which she may sustain as a result of any action taken in good faith hereunder.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 11, 1998.


                                               /s/ Lucille Raphael
                                               -------------------
                                               Lucille Raphael

STATE of New York |
                  | ss.:
COUNTY of Nassau  |



         BE IT KNOWN, That on the 11th day of June, 1998 before me, Herbert Roy Zucker personally came and appeared Lucille Raphael, to me known, and known to me to be the individual described in, and who executed the foregoing Power of Attorney, and she acknowledged to me that she executed same.



                                                          /s/ Herbert Roy Zucker
                                                          ----------------------
                                     [SEAL]

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that Jacqueline Raphael constitutes and appoints Stephen Raphael as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, to execute any and all documents or instruments and take any and all other actions as he shall deem appropriate in connection with any matter relating to the filing of a Schedule 13D with the United States Securities and Exchange Commission in connection with the common stock of
IndeNet, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         The undersigned agrees to hold the attorney-in-fact free and harmless from any and all loss, claim, damage or other liability which she may sustain as a result of any action taken in good faith hereunder.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 11, 1998.


                                                 /s/ Jacqueline Raphael
                                                 ----------------------
                                                 Jacqueline Raphael

STATE of New York |
                  | ss.:
COUNTY of Nassau  |



         BE IT KNOWN, That on the 11th day of June, 1998 before me, Herbert Roy Zucker personally came and appeared Jacqueline Raphael, to me known, and known to me to be the individual described in, and who executed the foregoing Power of Attorney, and she acknowledged to me that she executed same.



                                              /s/ Herbert Roy Zucker
                                              ----------------------
[SEAL]

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that Joanne Alonso constitutes and appoints Stephen Raphael as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, to execute any and all documents or instruments and take any and all other actions as he shall deem appropriate in connection with any matter relating to the filing of a Schedule 13D with the United States Securities and Exchange Commission in connection with the common stock of IndeNet, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         The undersigned agrees to hold the attorney-in-fact free and harmless from any and all loss, claim, damage or other liability which she may sustain as a result of any action taken in good faith hereunder.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 11, 1998.


                                                     /s/ Joanne Alonso
                                                     -----------------
                                                     Joanne Alonso

STATE of New York |
                  | ss.:
COUNTY of Nassau  |

         BE IT KNOWN, That on the 11th day of June, 1998 before me, Herbert Roy Zucker personally came and appeared Joanne Alonso, to me known, and known to me to be the individual described in, and who executed the foregoing Power of Attorney, and she acknowledged to me that she executed same.



                                                 /s/ Herbert Roy Zucker
                                                 ----------------------
[SEAL]